OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

                               -------------------

                                  $104,845,000
                                  (Approximate)

                               Ocwen Mortgage Loan
                            Asset Backed Certificates
                                  Series 1997-1

                                 Home Equity ABS

                               -------------------

                             Computational Materials

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

           $104,845,000 Ocwen Mortgage Loan Asset Backed Certificates
                                  Series 1997-1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                             Ocwen Federal Bank FSB
                               Seller and Servicer

                             Transaction Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                          Final
                                       Expected                         Scheduled        Payment
           Class Size                  Ratings           Average         Payment       Window to 10%                 Price Talk
Class(1)  ($ millions)  Class Type  (Moody's/S&P)  Life to 10% Call(2)    Date            Call (2)       Day Count     (bps)
=================================================================================================================================
   A-1          17.73     Fixed        Aaa/AAA          3.80 years       9/25/05      1 - 99 / 99 mo.     30/360       +[ ]
---------------------------------------------------------------------------------------------------------------------------------
   A-2          87.12    Floating      Aaa/AAA          3.00 years       9/25/05      1 - 99 / 99 mo.   Actual/360     +[ ]
---------------------------------------------------------------------------------------------------------------------------------
  Total        104.85                     --                --             --               --              --          --
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A-1 is backed by the fixed rate loan pool; Class A-2 is backed by the ARM loan pool.
(2)   See "Pricing Prepayment Speed" below.

Seller and Servicer:           Ocwen Federal Bank FSB

Trustee:                       Texas Commerce Bank

Pricing Prepayment Speed:

Fixed Rate Certificate:        Priced at 100% of the prepayment assumption
                               ("PPM"). 100% PPM describes prepayments starting at 3.0% CPR in month 1, increasing by 1.545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

Adjustable Rate Certificate:   Constant 25% CPR.

Credit Enhancement:            Fixed Rate Certificate
                               ----------------------
                               1. Excess cash.
                               2. Overcollateralization initially 0%, building
                                  up to 2.25 of the original loan amount
                               3. 100% FSA surety bond.

                               ARM Certificate
                               ---------------
                               1. Excess cash.
                                  2. Overcollateralization initially 0%,
                                  building up to 3.00% of the original loan amount
                               3. 100% FSA surety bond.

Expected Pricing Date:         June 19, 1997.

Expected Settlement:           June 27, 1997 through DTC, Euroclear or CEDEL.

Distribution Dates:            The 25th of each month, beginning July 25, 1997.

Optional Call:                 10% Clean-up call (10% of original collateral
                               balance amount).

Coupon Step-Up:                If the 10% clean-up call option is not exercised,
                               (i) the Class A-1 will increase by 0.75 bps, and
                               (ii) the Class A-2 spread to LIBOR will double as an incentive to exercise.

Net Available Funds Cap:       The adjustable rate certificates will be subject
                               to an available funds cap equal to the weighted average coupon rate of the adjustable rate home equity loans less approximately 0.70% per annum
                               (consisting of the servicing and surety bond fees) prior to the 6th payment date, and less approximately [1.20%] per annum (consisting of the servicing and surety bonds fees, and a [0.50%] carve-out) thereafter.

Tax Status:                    REMIC

ERISA Eligibility:             All classes are ERISA eligible.

SMMEA Eligibility:             No classes are SMMEA eligible.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

                             Collateral Description
                             ----------------------

      o Collateral statistics are based on a home equity loan pool with a cut-off date of June 1, 1997.

                                          Fixed Rate Portfolio                           ARM Portfolio
                                          --------------------                           -------------

Aggregate Pool Balance:           $17,727,255                                           $87,118,227

Number of Loans:                  211                                                   685

Average Outstanding Balance:      $84,015                                               $127,180

Lien Position:                    100% firsts                                           100% firsts

Original Loan to Value Ratio:     74.4% (68.2% between 80% and 125%)                    74.43 (17.70% between 80% and 90%)

Loan Type:                        99.5% Fixed Rate                                      a) 69.3%   2/28 (6-mo.LIBOR)
                                   0.5%  Balloon                                        b) 26.7%   6 Month Adjustable (6-mo.LIBOR)
                                                                                        c) 2.33%   1/29 (6-mo.LIBOR)
                                                                                        d) 1.61%   3/27 (6-mo.LIBOR)
                                                                                        e) 0.05%   5/25 (6-mo.LIBOR)

Original Weighted Average Term:
                                  338 months (range: 180 months - 360 months)           360 months (range: 180 months - 360 months)

Remaining Weighted Average
Maturity:                         336 months (range: 163 months - 360 months)           358 months (range: 176 months - 360 months)

Weighted Average Seasoning:       2 months (range: 0 months - 17 months)                2 months (range: 0 months - 20 months)

Interest Rate Index:              N/A                                                   100% 6-month LIBOR

Property Type:                    a)  82.8% single family detached                      a) 83.0% single family detached
                                  b)  8.5% 2 family                                     b) 5.0% 2 family
                                  c)  3.1% Condo                                        c) 4.4% Condo
                                  d)  2.6% other                                        d) 3.3% PUD
                                                                                        e) 4.3% other

Owner Occupancy:                  a) 82.1% owner occupied                               a) 89.8% owner occupied
                                  b) 17.9% non-owner occupied                           b) 10.2% investor owned

Weighted Average Gross Coupon:
                                  10.69% (range: 8.25% - 14.99%)                        9.94% (range: 6.13% - 14.50%)

Weighted Average Gross Margin:
                                  N/A                                                   6.02% (range: 3.45% - 8.50%)

Weighted Average Periodic Cap:
                                  N/A                                                   1.002%

Weighted Average Lifetime Cap:    N/A                                                   6.510%

Geographic Distribution (> 5%):   CA (45.7%), FL (13.8%), IN (7.1%) all other states    CA (19.0%), IL (10.8%), MA (9.8%),
                                  < 5%                                                  NJ (9.1%), FL (9.0%), NY (7.5%), UT (6.0%)
                                                                                        all other states < 5%

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

                           Average Life Sensitivity(1)


                              Average Life (years)
               Assumes optional 10% clean-up call is NOT exercised
                  --------------------------------------------------------------
                                    Prepayment Scenarios(1)
                  --------------------------------------------------------------
       Size (mm)
Class                     I      II   III    IV    V     VI    VII  VIII
================================================================================

 A-1    $17,727   Wacv  19.69  11.76  7.80  4.33  3.63  3.11  2.90  2.15
                    0L
 A-2    $87,118    WAL  21.47   7.85  5.49  3.23  2.63  2.19  1.85  1.37

--------------------------------------------------------------------------------


                              Average Life (years)
                 Assumes optional 10% clean-up call is exercised
                  --------------------------------------------------------------
                                    Prepayment Scenarios(1)
                  --------------------------------------------------------------
       Size (mm)
Class                     I      II   III    IV    V     VI    VII  VIII
================================================================================

 A-1    $17,727    WAL  19.66  10.88  6.91  3.80  3.17  2.71  2.47  1.84
 A-2    $87,118    WAL  21.43   7.58  5.17  3.00  2.44  2.04  1.73  1.28

--------------------------------------------------------------------------------

Notes

(1) Prepayment scenarios are quoted as a percentage of the prepayment assumption (a 100% prepayment assumption has prepayments starting at 4% CPR in month 1, increasing by 1.455% per month to 20% CPR in month 12, and remaining at 20% CPR thereafter) with regard to the fixed rate group and as a percentage of CPR with regard to the adjustable rate group:

Scenario               I      II     III     IV      V     VI    VII    VIII
                   -----  -----    -----  -----  -----  -----  -----   -----
Fixed Rate Group       0%     25%     50%   100%   120%   140%   150%    200%
Adjustable Rate Group  0%     10%     15%    25%    30%   35%     40%     50%

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

FIXED POOL

---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
                             Number of    Aggregate      Aggregate  Weighted   Average    Average  Average   Percent    Percent
                             Mortgage     Principal      Principal  Average    Current    Std Rem  Original  Cashout    Full
Remaining Principal Balance  Loans        Balance        Balance    Coupon     Balance    Term     LTV       Refi       Doc
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
1 -       25,000                      2       43,361.13       0.24    11.49       21,681      358    79.776     47.76       100
25,001 -       50,000                63    2,305,696.15      13.01    11.553      36,598      338    67.496     58.02     60.09
50,001 -       75,000                51    3,252,441.52      18.35    10.776      63,773      336    69.798     70.42     65.68
75,001 -       100,000               37    3,260,413.30      18.39    10.37       88,119      324    71.718     80.93        66
100,001 -      125,000               26    2,937,497.65      16.57    10.88      112,981      337    78.504     73.05     57.92
125,001 -      150,000                8    1,081,055.15       6.1     11.028     135,132      357    74.989       100     48.52
150,001 -      175,000                8    1,267,787.17       7.15    10.172     158,473      337    75.509     88.02     63.21
175,001 -      200,000                6    1,148,820.41       6.48    10.092     191,470      329    75.161       100     67.27
200,001 -      225,000                4      877,272.06       4.95    10.716     219,318      314    66.551     75.48     74.37
225,001 -      250,000                4      954,411.61       5.38     9.976     238,603      357    78.549     74.51     75.39
250,001 -      275,000                1      265,172.01       1.5     10.375     265,172      357        90         0       100
325,001 -      350,000                1      333,326.53       1.88    10.25      333,327      357        75       100         0
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Total:                              211   17,727,254.69       100     10.688      84,015      336    73.102     76.08     62.92
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Min:   20,711.13
Max:   333,326.53
Average:   84,015.43
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------

---------------------------  ----------
                             Percent
                             Owner
Remaining Principal Balance  Occupied
---------------------------  ----------
1 -       25,000                    100
25,001 -       50,000             70.35
50,001 -       75,000             86.49
75,001 -       100,000            80.33
100,001 -      125,000            84.08
125,001 -      150,000            86.16
150,001 -      175,000            74.22
175,001 -      200,000            83.57
200,001 -      225,000            75.48
225,001 -      250,000              100
250,001 -      275,000              100
325,001 -      350,000              100
---------------------------  ----------
Total:                            82.44
---------------------------  ----------
Min:   20,711.13
Max:   333,326.53
Average:   84,015.43
---------------------------  ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
                             Number of    Aggregate      Aggregate  Weighted   Average    Average  Average   Percent    Percent
                             Mortgage     Principal      Principal  Average    Current    Std Rem  Original  Cashout    Full
Motgage Rates                Loans        Balance        Balance    Coupon     Balance    Term     LTV       Refi       Doc
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
8.001 -   8.500                       3      261,907.78       1.48      8.411     87,303      359    66.972        100      100
8.501 -   9.000                       5      646,566.74       3.65      8.924    129,313      332     74.02      87.02      100
9.001 -   9.500                      14    1,343,153.77       7.58      9.382     95,940      319    67.264      72.63    84.46
9.501 -  10.000                      42    4,066,830.37      22.94      9.913     96,829      328    72.551      84.16    74.31
10.001 -  10.500                     34    3,744,004.22      21.12     10.361    110,118      338    76.889      82.46    55.81
10.501 -  11.000                     30    2,615,909.25      14.76      10.85     87,197      326    74.659      78.38    64.07
11.001 -  11.500                     22    1,066,352.83       6.02      11.31     48,471      338    74.397      52.56       51
11.501 -  12.000                     18    1,603,568.47       9.05     11.764     89,087      352    72.119      66.84    46.11
12.001 -  12.500                     21    1,328,558.78       7.49     12.339     63,265      358     69.21      85.61    27.88
12.501 -  13.000                      8      385,118.92       2.17      12.75     48,140      341    75.416      70.62    44.13
13.001 -  13.500                      5      292,738.96       1.65     13.236     58,548      358    68.964      18.65    81.35
13.501 -  14.000                      8      261,993.23       1.48     13.878     32,749      338    68.785       11.2      100
14.501 -  15.000                      1      110,551.37       0.62      14.99    110,551      357        70          0        0
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Total:                              211   17,727,254.69        100     10.688     84,015      336    73.102      76.08    62.92
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Min:   8.25
Max:   14.99
WAC:   10.69
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------

---------------------------  ----------
                             Percent
                             Owner
Motgage Rates                Occupied
---------------------------  ----------
8.001 -   8.500                    100
8.501 -   9.000                  81.24
9.001 -   9.500                  95.17
9.501 -  10.000                   91.5
10.001 -  10.500                  82.5
10.501 -  11.000                  75.3
11.001 -  11.500                 54.52
11.501 -  12.000                 88.52
12.001 -  12.500                 63.94
12.501 -  13.000                   100
13.001 -  13.500                   100
13.501 -  14.000                 49.94
14.501 -  15.000                   100

                                 82.44
---------------------------  ----------

---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
                             Number of    Aggregate      Aggregate  Weighted   Average    Average  Average   Percent    Percent
                             Mortgage     Principal      Principal  Average    Current    Std Rem  Original  Cashout    Full
Original Term to Maturity    Loans        Balance        Balance    Coupon     Balance    Term     LTV       Refi       Doc
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
121 - 180                            23    1,978,368.81      11.16     10.392     86,016      177    72.58        71.6    81.23
181 - 240                             4      247,216.39       1.39     10.007     61,804      237    62.531        100    81.99
301 - 360                           184   15,501,669.49      87.45     10.736     84,248      358    73.337      76.26    60.28
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Total:                              211   17,727,254.69        100     10.688     84,015      336    73.102      76.08    62.92
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Min:   180
Max:   360
Weighted Average:   338
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------

---------------------------  ----------
                             Percent
                             Owner
Original Term to Maturity    Occupied
---------------------------  ----------
121 - 180                      84.47
181 - 240                        100
301 - 360                      81.9
---------------------------  ----------
Total:                         82.44
---------------------------  ----------
Min:   180
Max:   360
Weighted Average:   338
---------------------------  ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
                             Number of    Aggregate      Aggregate  Weighted   Average    Average  Average   Percent    Percent
Months Remaining to          Mortgage     Principal      Principal  Average    Current    Std Rem  Original  Cashout    Full
Scheduled Maturity           Loans        Balance        Balance    Coupon     Balance    Term     LTV       Refi       Doc
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
157 - 168                             1       90,527.44       0.51      9.45      90,527      163        70          0      100
169 - 180                            22    1,887,841.37      10.65     10.438     85,811      178    72.704      75.03    80.33
229 - 240                             4      247,216.39       1.39     10.007     61,804      237    62.531        100    81.99
349 - 360                           184   15,501,669.49      87.45     10.736     84,248      358    73.337      76.26    60.28
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Total:                              211   17,727,254.69        100     10.688     84,015      336    73.102      76.08    62.92
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Min:   163
Max:   360
Weighted Average:   336
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------

---------------------------  ----------
                             Percent
Months Remaining to          Owner
Scheduled Maturity           Occupied
---------------------------  ----------
157 - 168                           100
169 - 180                         83.72
229 - 240                           100
349 - 360                         81.9
---------------------------  ----------
Total:                            82.44
---------------------------  ----------
Min: 163
Max: 360
Weighted Average: 336
---------------------------  ----------

---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
                             Number of    Aggregate      Aggregate  Weighted   Average    Average  Average   Percent    Percent
Original                     Mortgage     Principal      Principal  Average    Current    Std Rem  Original  Cashout    Full
Loan-to-Value Ratios         Loans        Balance        Balance    Coupon     Balance    Term     LTV       Refi       Doc
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
20.01 -   25.00                       1       31,957.07       0.18      9.99      31,957      357    24.24         100      100
25.01 -   30.00                       1       34,989.96       0.2      11.99      34,990      359    26.62         100      100
35.01 -   40.00                       3      204,624.90       1.15     11.69      68,208      356    38.558        100    24.4
40.01 -   45.00                       3      176,349.49       0.99      9.898     58,783      271    43.003        100    71.67
45.01 -   50.00                       5      276,355.00       1.56      9.714     55,271      358    49.398      88.78    81.6
50.01 -   55.00                      10      906,481.49       5.11     10.201     90,648      309    52.999      76.27    66.37
55.01 -   60.00                       6      395,103.98       2.23     10.902     65,851      357    58.518      82.17    34.25
60.01 -   65.00                      18    1,325,500.26       7.48     10.906     73,639      306    64.007      65.26    76.8
65.01 -   70.00                      48    3,095,631.12      17.46     11.197     64,492      339    69.632      70.31    45.11
70.01 -   75.00                      38    3,851,016.20      21.72     10.436    101,343      356    74.359      88.01    50.52
75.01 -   80.00                      53    4,821,090.95      27.2      10.604     90,964      335    79.54       71.09    62.75
80.01 -   85.00                      21    1,967,028.05      11.1      10.778     93,668      313    84.49       85.84    97.71
85.01 -   90.00                       4      641,126.22       3.62     10.467    160,282      357    89.657      35.91      100
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Total:                              211   17,727,254.69        100     10.688     84,015      336    73.102      76.08    62.92
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------
Min:   24.24
Max:   90.00
Weighted Average:   73.10
---------------------------  ----------   -------------  ---------  ---------  ---------  -------  --------  ---------  -------

---------------------------  ----------
                             Percent
Original                     Owner
Loan-to-Value Ratios         Occupied
---------------------------  ----------
20.01 -   25.00                     100
25.01 -   30.00                     100
35.01 -   40.00                     100
40.01 -   45.00                     100
45.01 -   50.00                     100
50.01 -   55.00                   76.27
55.01 -   60.00                   11.89
60.01 -   65.00                   84.62
65.01 -   70.00                   62.63
70.01 -   75.00                   79.83
75.01 -   80.00                   91.45
80.01 -   85.00                     100
85.01 -   90.00                     100
---------------------------  ----------
Total:                            82.44
---------------------------  ----------
Min:   24.24
Max:   90.00
Weighted Average:   73.10
---------------------------  ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                              Number of  Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
                              Mortgage   Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Calendar Year of Origination  Loans      Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
1995                                  1      90,527.44       0.51      9.45   90,527       163        70       0      100       100
1996                                 12     955,483.62       5.39    11.158   79,624       348    70.568   83.83    31.31     42.35
1997                                198  16,681,243.63       94.1    10.667   84,249       336    73.264   76.04    64.53     84.64
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102   76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
                             Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Product Type                 Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Fixed - 30 Year                     184  15,501,669.49      87.45    10.736   84,248       358    73.337    76.26    60.28     81.9
Fixed - 15 Year                      22   1,887,841.37      10.65    10.438   85,811       178    72.704    75.03    80.33     83.72
Fixed - 20 Year                       4     247,216.39       1.39    10.007   61,804       237    62.531      100    81.99       100
Balloon - 15/30                       1      90,527.44       0.51      9.45   90,527       163        70        0      100       100
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
Distribution of              Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Property Types               Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Single Family Residence             174  14,679,546.30      82.81    10.602   84,365       333    73.399    75.76    65.33     85.6
2 Family                             14   1,512,908.38       8.53     10.41  108,065       343    74.742     93.3    69.46     77.67
Condo                                 8     547,463.96       3.09    11.181   68,433       357    73.699    51.78    27.54       100
3 Family                             10     532,406.12          3    12.458   53,241       357    62.378    68.79    34.21     51.81
4 Family                              4     404,071.44       2.28    12.024  101,018       358    72.403    62.42    44.51         0
PUD                                   1      50,858.49       0.29      9.25   50,858       357        50      100        0       100
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
Distribution of              Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Loan Purpose                 Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Refinance - Cashout                 149  13,486,048.29      76.08    10.535   90,510       337    72.608      100    59.17     83.41
Refinance - Rate Term                36   3,013,149.26         17    10.839   83,699       327    74.527        0    76.18     85.08
Purchase                             26   1,228,057.14       6.93    11.991   47,233       349    75.029        0    71.56     65.33
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
Distribution of              Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Occupancy Status             Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Owner Occupied                      167  14,614,657.89      82.44    10.618   87,513       335    73.797    76.97    63.91       100
Non-Owner Occupied                   44   3,112,596.80      17.56    11.014   70,741       339    69.838    71.88    58.29         0
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
                             Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Grade                        Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
A                                    26   2,686,783.82      15.16    10.032  103,338       342    75.861    72.13     68.2     80.68
A-                                  102   9,009,352.38      50.82    10.428   88,327       338    74.567    78.11    58.82     75.46
B                                    44   3,496,738.19      19.73    10.961   79,471       334    70.158    82.56    64.63     92.81
C                                    24   1,749,731.63       9.87    11.501   72,905       329    70.071    74.05    68.34     92.5
D                                    11     574,518.18       3.24    12.722   52,229       300    67.578    52.26    62.12       100
D-                                    4     210,130.49       1.19    13.334   52,533       357    64.343    13.44      100       100
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
                             Number of   Aggregate      Aggregate  Weighted  Average  Average   Average   Percent  Percent Percent
Geographical                 Mortgage    Principal      Principal  Average   Current  Std Rem   Original  Cashout  Full    Owner
Distribution                 Loans       Balance        Balance    Coupon    Balance  Term      LTV       Refi     Doc     Occupied
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
CA                                   70   8,099,277.93      45.69    10.148  115,704       340    75.202    77.93    78.44     87.88
FL                                   35   2,451,175.74      13.83    11.179   70,034       335    71.116    69.08    53.28     93.8
IN                                   22   1,254,940.36       7.08    10.941   57,043       345    75.143    79.03    51.06     87.26
NY                                    5     595,888.11       3.36    10.605  119,178       304    73.662    76.29    81.01       100
OR                                    6     517,566.42       2.92    10.069   86,261       340    72.565    80.98    78.06     62.95
NJ                                    5     486,642.05       2.75    12.054   97,328       324    72.641    69.61    49.33     57.49
MA                                    4     485,813.34       2.74    11.607  121,453       358    58.138    87.35        0     77.45
IL                                    7     470,742.27       2.66    11.274   67,249       336    69.286    87.97    86.42       100
UT                                    6     466,183.24       2.63    10.685   77,697       330    73.477      100    10.6      49.85
OH                                    7     381,653.39       2.15    10.879   54,522       343    72.403    94.07    34.08     53.45
CO                                    4     369,358.40       2.08    10.374   92,340       316    81.363    60.17    27.26       100
AZ                                    6     346,249.35       1.95    11.509   57,708       244    60.682        0      100         0
NE                                    4     227,510.34       1.28    11.235   56,878       287      71.3      100    72.32     72.32
GA                                    5     222,902.78       1.26    11.932   44,581       328    71.491    82.95    39.8        100
PA                                    3     219,430.72       1.24    11.591   73,144       358    74.865    85.65        0     85.65
HI                                    1     188,703.69       1.06    10.625  188,704       356        70      100        0         0
MD                                    4     149,058.23       0.84    12.239   37,265       359        70        0    54.46     25.35
MO                                    4     142,640.01        0.8    11.957   35,660       359    80.961    42.67    57.33     79.41
WI                                    3     141,933.66        0.8    10.496   47,311       358    73.916      100      100       100
NC                                    2     122,480.30       0.69    11.859   61,240       277    81.997     44.8    44.8        100
CT                                    2      90,407.03       0.51     12.49   45,204       352    62.119      100        0         0
MI                                    2      90,350.25       0.51    11.414   45,175       356    77.389    52.22        0       100
VA                                    2      81,389.20       0.46    12.452   40,695       359    69.783      100      100     51.84
VT                                    1      75,000.00       0.42    12.275   75,000       360      37.5      100        0       100
RI                                    1      49,957.88       0.28     10.25   49,958       358     43.48      100        0       100
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------
Total:                              211  17,727,254.69        100    10.688   84,015       336    73.102    76.08    62.92     82.44
---------------------------- ----------  -------------  ---------  --------  -------  --------  --------  -------  ------- ---------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

ARM POOL

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Remaining Principal Balance  Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
1       -       25,000              11     244,013.06      0.28    11.444     22,183       358   69.902    61.68    55.48     69.99
25,001  -       50,000              93   3,767,663.81      4.32    10.481     40,513       358   70.654    55.88    64.79     69.46
50,001  -       75,000             136   8,509,036.10      9.77    10.126     62,566       357   72.408    59.97    65.61     81.02
75,001  -      100,000             122  10,738,936.48     12.33     9.829     88,024       358   73.729    54.17     58.2     88.22
100,001 -      125,000             111  12,375,518.12     14.21      9.93    111,491       358   76.943    53.75    50.82      90.1
125,001 -      150,000              61   8,363,904.69       9.6    10.048    137,113       358   76.613    60.23    57.32     90.48
150,001 -      175,000              34   5,503,236.78      6.32     9.665    161,860       358   77.691    61.52    55.56     91.09
175,001 -      200,000              27   5,085,096.46      5.84     9.875    188,337       358   74.613    63.22    33.28     89.44
200,001 -      225,000              21   4,460,187.32      5.12     9.625    212,390       358    77.86    61.52    61.76       100
225,001 -      250,000               9   2,138,059.02      2.45     10.16    237,562       359   76.269    66.01    22.35       100
250,001 -      275,000              13   3,438,537.79      3.95     9.288    264,503       358   74.138    61.85    30.79       100
275,001 -      300,000               4   1,152,830.46      1.32     9.607    288,208       357   81.086    49.18    25.12       100
300,001 -      325,000               3     946,554.99      1.09     9.775    315,518       358    77.73    33.21        0       100
325,001 -      350,000               9   3,054,343.79      3.51     9.408    339,372       359   77.778    77.69    32.93       100
350,001 -      375,000               3   1,097,726.01      1.26     9.438    365,909       357   76.421    67.71    32.29       100
375,001 -      400,000               4   1,541,373.82      1.77    10.013    385,343       357   79.237    49.58    50.42       100
400,001 -      425,000               2     837,935.06      0.96     9.563    418,968       359   72.499        0        0     50.02
425,001 -      450,000               2     876,189.73      1.01     9.751    438,095       360    83.34    51.23      100       100
450,001 -      475,000               6   2,757,583.83      3.17     9.457    459,597       358   73.633     66.6    16.81       100
475,001 -      500,000               1     479,205.98      0.55    10.375    479,206       356    59.93      100        0         0
500,001 -    1,000,000              12   8,551,661.58      9.82    10.443    712,638       357    67.33    75.82    28.34     90.65
1,000,001 >=                         1   1,198,632.48      1.38     10.75  1,198,632       357    63.16      100        0       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   15,391.90
Max:   1,198,632.48
Average:   127,179.89
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Mortgage Rates               Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
6.001  -   6.500                     1      64,107.12      0.07     6.125     64,107       358    63.73      100      100       100
6.501  -   7.000                     1     223,812.36      0.26      6.89    223,812       359       80      100        0       100
7.001  -   7.500                     4     452,620.15      0.52     7.393    113,155       359   59.474      100    46.83       100
7.501  -   8.000                    13   1,538,231.50      1.77     7.934    118,326       358   67.647    68.77    27.49       100
8.001  -   8.500                    43   5,342,925.63      6.13     8.337    124,254       358   73.429    50.35    57.93       100
8.501  -   9.000                    89  11,353,829.57     13.03     8.844    127,571       358   75.071       61    36.44     92.49
9.001  -   9.500                   117  15,465,944.92     17.75     9.351    132,188       357   74.656    53.57    64.63      85.5
9.501  -  10.000                   121  16,051,395.31     18.42      9.84    132,656       358   75.576    64.66    40.06     93.86
10.001 -  10.500                   117  16,784,621.46     19.27    10.292    143,458       358   75.034    59.43    36.64     84.89
10.501 -  11.000                    62   8,130,863.48      9.33    10.828    131,143       358   75.601    51.86    38.98     87.99
11.001 -  11.500                    45   5,782,722.25      6.64    11.261    128,505       358   74.011    79.95    66.38     88.58
11.501 -  12.000                    23   1,858,376.56      2.13    11.745     80,799       359   80.104    54.01    68.03     91.29
12.001 -  12.500                    16   1,522,727.65      1.75    12.326     95,170       358   68.895    71.52    39.22     81.61
12.501 -  13.000                    15   1,184,230.91      1.36    12.808     78,949       358   63.119    77.41    46.72     89.53
13.001 -  13.500                     6     401,921.46      0.46    13.461     66,987       358   64.773    58.39    51.58      92.6
13.501 -  14.000                     8     551,903.66      0.63    13.846     68,988       359    65.19    89.13    68.29       100
14.001 -  14.500                     4     407,993.37      0.47    14.336    101,998       356   63.836    80.09    51.77       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   6.13
Max:   14.50
WAC:   9.94
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Original Term to Maturity    Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
121 - 180                            1      74,233.28      0.09       9.5     74,233       176    48.39      100      100       100
301 - 360                          684  87,043,994.08     99.91     9.936    127,257       358    74.45    60.75     46.7     89.83
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   180
Max:   360
Weighted Average:   360
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Months Remaining to          Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Scheduled Maturity           Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
169 - 180                            1      74,233.28      0.09       9.5     74,233       176    48.39      100      100       100
337 - 348                            1      58,574.15      0.07    12.625     58,574       340       72      100        0       100
349 - 360                          683  86,985,419.93     99.85     9.934    127,358       358   74.452    60.73    46.73     89.83
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   176
Max:   360
Weighted Average:   358
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Original                     Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Loan-to-Value Ratios         Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
20.01 -   25.00                      1      29,924.10      0.03     10.49     29,924       356    22.22      100      100       100
25.01 -   30.00                      1     145,000.00      0.17      7.25    145,000       360    29.59      100        0       100
35.01 -   40.00                      3     256,849.53      0.29     8.779     85,617       359   37.143    59.15    19.44       100
40.01 -   45.00                      6     357,054.72      0.41      9.78     59,509       359   42.209    55.42     81.8      66.4
45.01 -   50.00                      9     795,596.75      0.91    10.564     88,400       341   47.505    75.91    46.48     74.24
50.01 -   55.00                     13   2,193,263.01      2.52     9.781    168,713       358   52.772    81.54    21.14     63.54
55.01 -   60.00                     23   2,707,434.83      3.11    10.046    117,715       358   58.865    85.03    36.25     65.49
60.01 -   65.00                     62   9,488,926.67     10.89    10.534    153,047       358    64.21    79.47    37.41      94.3
65.01 -   70.00                    119  14,258,418.91     16.37    10.023    119,819       358   69.294    62.63    39.64      83.3
70.01 -   75.00                    156  17,735,379.99     20.36     9.958    113,688       358    74.55    62.06    38.77     86.34
75.01 -   80.00                    170  23,726,275.37     27.23     9.561    139,566       358   79.627    53.11    42.42     94.37
80.01 -   85.00                     81   9,766,056.96     11.21     9.768    120,569       358   84.471    48.63       69     98.87
85.01 -   90.00                     41   5,658,046.52      6.49    10.551    138,001       358   89.762    51.42      100       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   22.22
Max:   90.00
Weighted Average:   74.43
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Calendar Year of Origination Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
1995                                 1      58,574.15      0.07    12.625     58,574       340       72      100        0       100
1996                                14   3,101,225.33      3.56     10.27    221,516       354   70.758    78.19    54.78     94.07
1997                               670  83,958,427.88     96.37     9.921    125,311       358   74.565    60.12    46.48     89.68
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Product Type                 Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
ARM - 2 Year/6Month                500  60,373,790.68      69.3    10.176    120,748       358   74.335    62.25    52.54     89.68
ARM - 6 Month                      159  23,258,624.65      26.7     9.322    146,281       358   75.184    56.29    30.38     90.97
ARM - 1 Year/6Month                 12   2,034,079.00      2.33     9.727    169,507       359   68.195    58.69    44.03     83.45
ARM - 3 Year/6 Month                13   1,405,247.10      1.61     10.03    108,096       357   74.924    74.05    70.84     86.92
ARM - 5 Year/6 Month                 1      46,485.93      0.05     11.75     46,486       359       75      100      100       100
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Property Types               Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Single Family Residence            567  72,336,087.87     83.03     9.873    127,577       358    74.89    60.22    46.69     94.14
2 Family                            40   4,393,411.16      5.04    10.326    109,835       358   71.521     72.2    40.55     59.61
Condo                               31   3,811,554.99      4.38    10.545    122,953       357   71.414     74.1    29.86     77.52
PUD                                 17   2,873,951.75       3.3    10.138    169,056       356    69.93    49.02     75.1     91.92
3 Family                            20   2,740,570.67      3.15     9.977    137,029       358   75.725    45.34    47.16     56.98
4 Family                             9     862,807.67      0.99      9.82     95,868       359   76.311    87.06    67.08     33.74
Townhouse                            1      99,843.25      0.11      9.25     99,843       357    60.61        0        0       100
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------- --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Loan Purpose                 Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Refinance - Cashout                397  52,957,224.15     60.79     9.987    133,394       358   72.961      100    45.78     89.93
Purchase                           183  22,085,108.35     25.35     9.928    120,684       358   77.523        0    44.69        88
Refinance - Rate Term              105  12,075,894.86     13.86     9.724    115,009       358   75.203        0    54.75     92.82
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Occupancy Status             Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Owner Occupied                     586  78,268,315.39     89.84     9.908    133,564       358   75.041    60.85    46.84       100
Non-Owner Occupied                  99   8,849,911.97     10.16    10.184     89,393       358   69.006    60.25    45.91         0
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Grade                        Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
A                                   37   4,054,435.02      4.65     9.344    109,579       357   74.886    60.17    52.29     63.22
A-                                 350  49,083,907.91     56.34      9.66    140,240       358   76.457    55.91    38.17     90.69
B                                  164  18,962,637.64     21.77     9.888    115,626       357   74.256    64.63    58.07     90.41
C                                   86  10,788,140.75     12.38    10.576    125,443       358   70.038    74.65    62.59     91.71
D                                   35   3,020,518.03      3.47    12.141     86,301       358   62.946    65.27    49.44      97.5
D-                                  13   1,208,588.01      1.39    12.651     92,968       358    61.07    65.55    50.48       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Geographical                 Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Distribution                 Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
CA                                 116  16,564,534.41     19.01     9.512    142,798       357   73.628     58.3    64.22     86.95
IL                                  81   9,366,450.02     10.75     9.807    115,635       358   75.849    74.14     55.2     93.18
MA                                  50   8,533,229.73      9.79    10.161    170,665       358   74.165       59    39.03     89.75
NJ                                  42   7,888,997.93      9.06    10.167    187,833       358   72.844    65.14    33.63     95.15
FL                                  55   7,812,397.78      8.97    10.435    142,044       358   71.833    53.99    38.52     93.14
NY                                  31   6,558,912.44      7.53    10.163    211,578       358   71.765    54.41    17.36     77.36
UT                                  42   5,179,437.38      5.95     9.827    123,320       358   78.088    57.77    54.41     93.69
OR                                  31   3,992,813.92      4.58       9.8    128,800       358   75.411    57.73    59.47     96.23
GA                                  16   2,321,167.88      2.66      9.77    145,073       358   81.226    50.39    34.31       100
MO                                  23   2,044,917.34      2.35     9.505     88,909       358   74.426    59.79    39.73     89.28
CO                                  21   1,913,893.66       2.2     9.382     91,138       358   72.006    67.35    60.88      96.2
NC                                  19   1,738,292.70         2     10.54     91,489       358   78.962    53.53    58.77     88.66
OH                                  17   1,519,609.35      1.74      9.87     89,389       359   72.192    79.73    23.28     96.71
IN                                  23   1,511,515.92      1.74    10.082     65,718       359    79.15     56.5    63.67     91.86
RI                                  16   1,444,802.39      1.66     9.863     90,300       358   75.413     52.2    30.81      95.1
PA                                   7   1,263,639.11      1.45    10.137    180,520       357   73.729     73.8    17.97     93.36
VA                                  13   1,207,692.91      1.39    10.322     92,899       359   75.802    72.15    61.37      87.5
MI                                  11   1,100,301.48      1.26     9.808    100,027       357   71.035    84.68    46.91     53.86
AZ                                  11   1,012,155.29      1.16     9.899     92,014       357   73.082     36.7    69.83     70.69
TN                                   5     660,921.85      0.76     9.765    132,184       359   80.532    67.34     53.5       100
NE                                   9     571,496.40      0.66    10.434     63,500       359   79.061    42.01    52.14     87.17
IA                                   6     424,675.00      0.49     9.674     70,779       359   79.006    55.95    44.05       100
CT                                   3     347,789.88       0.4     9.133    115,930       357   71.616      100    14.07     85.93
WA                                   2     333,256.35      0.38    10.305    166,628       358   81.927    44.24    44.24       100
WI                                   9     313,810.09      0.36    11.147     34,868       358   72.759    29.48    63.42     49.48
VT                                   4     286,288.43      0.33     9.465     71,572       358   82.293    77.76    65.83       100
ID                                   4     226,200.37      0.26    10.976     56,550       359   69.867    70.83    84.85     84.85
NH                                   2     201,820.51      0.23      9.15    100,910       358    77.74      100    32.69       100
KY                                   4     188,488.47      0.22     9.999     47,122       359   72.327    38.33    38.33     61.67
NM                                   4     185,299.64      0.21    11.422     46,325       353   72.852    87.16     9.71     84.15
KS                                   2     139,953.63      0.16     11.37     69,977       359       70      100        0        80
MD                                   3     136,033.79      0.16     9.584     45,345       359   71.322        0    26.44     42.69
WY                                   1      46,242.78      0.05      10.9     46,243       358       80      100        0       100
SD                                   1      44,100.00      0.05     12.89     44,100       360       70      100        0       100
ME                                   1      37,088.53      0.04     11.65     37,089       359       70        0      100       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Margins                      Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
3.001 -   3.500                      1      64,107.12      0.07     6.125     64,107       358    63.73      100      100       100
4.501 -   5.000                      7   1,254,100.01      1.44     8.835    179,157       357   67.551      100    28.56     55.99
5.001 -   5.500                     14   1,752,244.98      2.01     9.028    125,160       358   73.788    47.39    35.13       100
5.501 -   6.000                    389  53,692,859.18     61.63     9.762    138,028       358   76.128    57.88    44.69     91.49
6.001 -   6.500                    165  20,404,979.46     23.42     9.936    123,667       357   73.065    67.88    51.79     86.91
6.501 -   7.000                     98   9,019,168.28     10.35    11.129     92,032       358   69.129    57.27    53.36     90.53
7.001 -   7.500                      9     724,506.68      0.83    11.427     80,501       354   69.702     70.4    42.51     71.72
7.501 -   8.000                      1      66,476.24      0.08     10.99     66,476       359       70      100        0       100
8.001 -   8.500                      1     139,785.41      0.16      14.5    139,785       351    63.64      100        0       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   3.450
Max:   8.500
Weighted Average:   6.015
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Periodic Rate Cap            Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
1.000                              683  86,840,606.32     99.68     9.939    127,146       358   74.432    60.66    46.79     89.81
1.500                                2     277,621.04      0.32     8.875    138,811       356   73.083      100    32.83       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   1.000
Max:   1.500
Weighted Average:   1.002
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
                             Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Lifetime Rate Cap            Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
5.501 -   6.000                      2     177,987.26       0.2    10.901     88,994       357   76.982        0        0       100
6.001 -   6.500                    674  85,452,992.79     98.09      9.94    126,785       358   74.425    61.13    47.39     89.64
6.501 -   7.000                      5   1,082,079.39      1.24     9.742    216,416       357   78.767       52     8.42       100
7.001 -   7.500                      4     405,167.92      0.47     9.118    101,292       354   62.267    38.07     33.5       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   6.000
Max:   7.500
Weighted Average:   6.510
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Maximum Mortgage Rates       Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
12.501 -  13.000                     1      64,107.12      0.07     6.125     64,107       358    63.73      100      100       100
13.001 -  13.500                     1     223,812.36      0.26      6.89    223,812       359       80      100        0       100
13.501 -  14.000                     3     356,965.35      0.41     7.398    118,988       359   57.994      100    59.38       100
14.001 -  14.500                    13   1,538,231.50      1.77     7.934    118,326       358   67.647    68.77    27.49       100
14.501 -  15.000                    44   5,438,580.43      6.24      8.32    123,604       358   73.281    51.22    56.91       100
15.001 -  15.500                    85  10,793,076.02     12.39     8.843    126,977       358   75.046    60.04    37.49      92.1
15.501 -  16.000                   118  15,658,584.02     17.97     9.338    132,700       357   74.862    55.01    63.55     85.68
16.001 -  16.500                   124  16,366,647.27     18.79     9.832    131,989       358   75.687    64.13    39.29     93.98
16.501 -  17.000                   117  16,432,252.24     18.86    10.283    140,447       358   74.578     61.4    38.25     84.57
17.001 -  17.500                    64   8,745,373.18     10.04    10.813    136,646       358   75.802    48.22    36.24     88.84
17.501 -  18.000                    43   5,573,444.26       6.4    11.261    129,615       358   74.067     80.9    68.87     88.15
18.001 -  18.500                    24   1,916,950.71       2.2    11.772     79,873       359   79.857    55.41    65.95     91.55
18.501 -  19.000                    16   1,522,727.65      1.75    12.326     95,170       358   68.895    71.52    39.22     81.61
19.001 -  19.500                    14   1,125,656.76      1.29    12.817     80,404       359   62.657    76.23    49.15     88.99
19.501 -  20.000                     6     401,921.46      0.46    13.461     66,987       358   64.773    58.39    51.58      92.6
20.001 >=                           12     959,897.03       1.1    14.054     79,991       358   64.615    85.29    61.27       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   12.625
Max:   21.000
Weighted Average:   16.443
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of              Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Minimum Mortgage Rates       Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
6.001  -   6.500                     1      64,107.12      0.07     6.125     64,107       358    63.73      100      100       100
6.501  -   7.000                     1     223,812.36      0.26      6.89    223,812       359       80      100        0       100
7.001  -   7.500                     3     356,965.35      0.41     7.398    118,988       359   57.994      100    59.38       100
7.501  -   8.000                    13   1,538,231.50      1.77     7.934    118,326       358   67.647    68.77    27.49       100
8.001  -   8.500                    44   5,438,580.43      6.24      8.32    123,604       358   73.281    51.22    56.91       100
8.501  -   9.000                    88  11,238,605.29      12.9     8.846    127,711       358   75.071    61.62    36.82     92.41
9.001  -   9.500                   116  15,330,230.23      17.6     9.352    132,157       357   74.916    54.05    64.32     85.37
9.501  -  10.000                   122  16,166,619.59     18.56     9.831    132,513       358   75.572     64.2    39.78      93.9
10.001 -  10.500                   119  17,034,479.08     19.55     10.29    143,147       358   74.794    59.23    36.89     85.12
10.501 -  11.000                    62   8,130,863.48      9.33    10.828    131,143       358   75.601    51.86    38.98     87.99
11.001 -  11.500                    44   5,668,579.32      6.51    11.261    128,831       358   73.999    79.55    67.72     88.35
11.501 -  12.000                    24   1,916,950.71       2.2    11.772     79,873       359   79.857    55.41    65.95     91.55
12.001 -  12.500                    16   1,522,727.65      1.75    12.326     95,170       358   68.895    71.52    39.22     81.61
12.501 -  13.000                    14   1,125,656.76      1.29    12.817     80,404       359   62.657    76.23    49.15     88.99
13.001 -  13.500                     6     401,921.46      0.46    13.461     66,987       358   64.773    58.39    51.58      92.6
13.501 -  14.000                     8     551,903.66      0.63    13.846     68,988       359    65.19    89.13    68.29       100
14.001 -  14.500                     4     407,993.37      0.47    14.336    101,998       356   63.836    80.09    51.77       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Min:   6.125
Max:   14.500
Weighted Average:   9.938

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1
Computational Materials

---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
                             Number of   Aggregate    Aggregate  Weighted  Average    Average   Average  Percent  Percent  Percent
Distribution of Mortgage     Mortgage    Principal    Principal  Average   Current    Std Rem   Original Cashout  Full     Owner
Next Rate Change Date        Loans       Balance      Balance    Coupon    Balance    Term      LTV      Refi     Doc      Occupied
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
1997-07                              1     748,221.79      0.86      9.75    748,222       355    68.18      100        0       100
1997-08                             16   2,765,978.18      3.17     9.505    172,874       356   74.579    40.35    16.39     95.76
1997-09                             35   4,793,491.98       5.5     9.301    136,957       357   76.444    60.52    33.96     95.22
1997-10                             38   5,926,901.99       6.8     9.285    155,971       358   76.383    38.57    29.53     90.99
1997-11                             49   6,860,847.04      7.88     9.378    140,017       359    74.86     67.5    31.95     85.28
1997-12                             20   2,226,994.93      2.56     8.969    111,350       360   73.379    66.19    49.72     90.57
1998-05                              7   1,332,279.00      1.53     9.664    190,326       359   65.208     72.1    22.21     81.85
1998-06                              4     570,550.00      0.65     9.718    142,638       360   73.606    17.88    82.12     83.38
1998-09                              2     190,652.86      0.22    13.866     95,326       351   66.671      100    26.68       100
1998-11                              1     390,617.80      0.45       9.5    390,618       353       80        0      100       100
1998-12                              1     114,455.03      0.13     10.25    114,455       354       75      100        0       100
1999-01                              4   1,359,308.99      1.56    10.162    339,827       355    70.19    92.49    92.49       100
1999-02                             51   6,446,938.55       7.4     9.987    126,411       354   71.636    68.13    49.38     86.23
1999-03                             89  11,413,938.21      13.1      10.2    128,246       357   72.437    65.94    39.38     90.86
1999-04                             98  10,924,971.82     12.54    10.136    111,479       358   75.091     59.2    51.94     87.07
1999-05                            200  24,205,546.16     27.78      10.2    121,028       359   75.554    59.65    53.64     90.27
1999-06                             55   5,394,800.00      6.19     10.24     98,087       360   75.474    60.52    69.56     90.19
1999-12                              4     183,825.93      0.21      10.5     45,956       354       65        0        0         0
2000-02                              3     517,013.17      0.59     9.734    172,338       356   79.259    65.03    82.05       100
2000-03                              1     268,573.66      0.31    10.375    268,574       357       75      100      100       100
2000-04                              2     118,777.82      0.14     9.484     59,389       358    68.01      100      100       100
2000-05                              2     189,056.52      0.22     10.93     94,528       359   73.519      100    29.61       100
2000-06                              1     128,000.00      0.15         9    128,000       360       80      100      100       100
2002-05                              1      46,485.93      0.05     11.75     46,486       359       75      100      100       100
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------
Total:                             685  87,118,227.36       100     9.936    127,180       358   74.428    60.79    46.75     89.84
---------------------------  --------- -------------- --------- --------- ---------- --------- -------- -------- -------- ----------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Ocwen Federal Bank with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
06/17/1997  13:15:16    AGGREGATOR Version 1.0
------------------------------------------------------------------------------------------------------------------------------------
Aggregated Collateral         Ocwen Mortgage Loan Asset Backed Certificates Series 1997-1
====================================================================================================================================
Total Current Balance         $104,845,000.00         Total Original Balance        $104,845,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Orig.
Type        Prefund      Principal             Gross                                         Orig.       Ball
            Period       Balance               Coupon      Service    WALA        WAM        Term        Month     Index
------------------------------------------------------------------------------------------------------------------------------------
Total                    104,845,000.00        10.0627      0.5000    2.0        354.0       356.0         N/A

SubTotal FRM              17,727,000.00        10.6875      0.5000    2.0        337.0       339.0         N/A
FRM              0            90,526.13         9.4500      0.5000     17          343         360         180
FRM              0         2,135,027.09        10.3880      0.5000      3          184         187           0
FRM              0        15,501,445.78        10.7360      0.5000      2          358         360           0

SubTotal ARM     0        87,118,000.00         9.9356      0.5000    2.0        358.0       360.0         0.0
ARM              0           748,219.84         9.7500      0.5000      5          355         360           0     6 Month Libor
ARM              0         2,765,970.96         9.5050      0.5000      4          356         360           0     6 Month Libor
ARM              0         4,793,479.47         9.3010      0.5000      3          357         360           0     6 Month Libor
ARM              0         5,926,886.52         9.2850      0.5000      2          358         360           0     6 Month Libor
ARM              0         6,860,829.13         9.3780      0.5000      1          359         360           0     6 Month Libor
ARM              0         2,226,989.12         8.9690      0.5000      0          360         360           0     6 Month Libor
ARM              0         1,902,824.03         9.6810      0.5000      1          359         360           0     6 Month Libor
ARM              0        60,441,071.68        10.1750      0.5000      2          358         360           0     6 Month Libor
ARM              0         1,403,243.43        10.0300      0.5000      3          357         360           0     6 Month Libor
ARM              0            46,485.82        11.7500      0.5000      1          359         360           0     6 Month Libor



------------------------------------------------------------------------------------------------------------------------------------
                           Gross        Gross     Current      Current   Next      Next      Per     Next      Rate   Next     Pay
                Gross      Life         Life      Per Rate     Per Rate  Per Rate  Per       Pay     Rate      Reset  Pay      Reset
Type            Margin     Cap          Floor     Cap          Floor     Cap       Reset     Cap     Reset     Freq.  Reset    Freq.
------------------------------------------------------------------------------------------------------------------------------------
SubTotal FRM       N/A       N/A          N/A       N/A         N/A                                   N/A       N/A    N/A     N/A
FRM
FRM
FRM

SubTotal ARM     6.0154   16.4433       9.9378    2.4242        N/A                                 17.00      6.00  17.00    6.00
ARM              6.0000   16.2500       9.7500    1.0000        N/A      1.0000       2       N/A       1         6      1       6
ARM              6.1620   16.1820       9.5550    1.1240        N/A      1.0340       3       N/A       2         6      2       6
ARM              6.0340   15.8430       9.3210    1.0290        N/A      1.0100       4       N/A       3         6      3       6
ARM              5.8090   15.7930       9.2780    1.0100        N/A      1.0000       5       N/A       4         6      4       6
ARM              5.8350   15.8780       9.3780    1.0330        N/A      1.0000       6       N/A       5         6      5       6
ARM              5.8980   15.4690       8.9690    1.0000        N/A      1.0000       7       N/A       6         6      6       6
ARM              6.0510   16.1810       9.6810    1.0000        N/A      1.0000      12       N/A      11         6     11       6
ARM              6.0440   16.6740      10.1750    2.9920        N/A      1.0000      23       N/A      22         6     22       6
ARM              6.3010   16.5300      10.0300    3.0000        N/A      1.0000      34       N/A      33         6     33       6
ARM              7.0000   16.2500      11.7500    3.0000        N/A      1.0000      60       N/A      59         6     59       6

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Based on information with respect to the mortgage loans herein proved by the sponsor. Neither the sponsor nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to changes. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantees as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments therein referred to herein, and may, as principal, or agent, buy or sell such securities, commodities or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having reviewed a Prospectus and, if required, prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representation about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Ocwen Mortgage Loan Asset Backed Certificates         Series 1997-1 (Computational Materials)          Class
A-1
====================================================================================================================
Current Balance           $17,727,000.00             Original Balance          $17,727,000.00
Factor                    1.00000000                 Delay                     24
Payment Frequency         Monthly                    Coupon                    7.0500
--------------------------------------------------------------------------------------------------------------------
Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 0.00                   PPM 25.00                   PPM 50.00                  PPM 100.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 0.00                   CPR 10.00                   CPR 15.00                  CPR 25.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        97                          93                         90                          83
6/25/99                        96                          88                         80                          65
6/25/00                        95                          83                         71                          51
6/25/01                        94                          77                         63                          40
6/25/02                        93                          73                         56                          32
6/25/03                        92                          68                         49                          25
6/25/04                        90                          63                         44                          20
6/25/05                        89                          59                         39                          16
6/25/06                        87                          55                         34                           0
6/25/07                        85                          51                         30                           0
6/25/08                        83                          47                         26                           0
6/25/09                        80                          43                         23                           0
6/25/10                        78                          40                         20                           0
6/25/11                        74                          36                         17                           0
6/25/12                        71                          33                          0                           0
6/25/13                        68                          30                          0                           0
6/25/14                        66                          28                          0                           0
6/25/15                        63                          25                          0                           0
6/25/16                        60                          23                          0                           0
6/25/17                        57                          21                          0                           0
6/25/18                        53                           0                          0                           0
6/25/19                        49                           0                          0                           0
6/25/20                        45                           0                          0                           0
6/25/21                        40                           0                          0                           0
6/25/22                        35                           0                          0                           0
6/25/23                        29                           0                          0                           0
6/25/24                        23                           0                          0                           0
6/25/25                        15                           0                          0                           0
6/25/26                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                    19.66                       10.88                       6.91                        3.80

====================================================================================================================
Ocwen Mortgage Loan Asset Backed Certificates         Series 1997-1 (Computational Materials)          Class
A-2
--------------------------------------------------------------------------------------------------------------------
Current Balance           $87,118,000.00             Original Balance          $87,118,000.00
Factor                    1.00000000                 Delay                     0
Payment Frequency         Monthly                    Coupon                    _1 month libor + 0.2300 (40.0000
                                                                               Cap, 0.2300 Floor)
--------------------------------------------------------------------------------------------------------------------
Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       PPM 120.00                 PPM 140.00                  PPM 150.00                 PPM 200.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 30.00                  CPR 35.00                   CPR 40.00                  CPR 50.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        80                          77                         75                          68
6/25/99                        59                          54                         52                          39
6/25/00                        44                          38                         36                          24
6/25/01                        33                          27                         25                           0
6/25/02                        25                          19                          0                           0
6/25/03                        19                           0                          0                           0
6/25/04                         0                           0                          0                           0
6/25/05                         0                           0                          0                           0
6/25/06                         0                           0                          0                           0
6/25/07                         0                           0                          0                           0
6/25/08                         0                           0                          0                           0
6/25/09                         0                           0                          0                           0
6/25/10                         0                           0                          0                           0
6/25/11                         0                           0                          0                           0
6/25/12                         0                           0                          0                           0
6/25/13                         0                           0                          0                           0
6/25/14                         0                           0                          0                           0
6/25/15                         0                           0                          0                           0
6/25/16                         0                           0                          0                           0
6/25/17                         0                           0                          0                           0
6/25/18                         0                           0                          0                           0
6/25/19                         0                           0                          0                           0
6/25/20                         0                           0                          0                           0
6/25/21                         0                           0                          0                           0
6/25/22                         0                           0                          0                           0
6/25/23                         0                           0                          0                           0
6/25/24                         0                           0                          0                           0
6/25/25                         0                           0                          0                           0
6/25/26                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                     3.17                        2.71                       2.47                        1.84

====================================================================================================================
Ocwen Mortgage Loan Asset Backed Certificates         Series 1997-1 (Computational Materials)          Class
A-1
--------------------------------------------------------------------------------------------------------------------
Current Balance           $87,118,000.00             Original Balance          $87,118,000.00
Factor                    1.00000000                 Delay                     0
Payment Frequency         Monthly                    Coupon                    _1 month libor + 0.2300 (40.0000
                                                                               Cap, 0.2300 Floor)

Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 0.00                   PPM 25.00                   PPM 50.00                  PPM 100.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 0.00                   CPR 10.00                   CPR 15.00                  CPR 25.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        96                          87                         82                          72
6/25/99                        96                          77                         68                          53
6/25/00                        95                          69                         57                          39
6/25/01                        95                          61                         48                          29
6/25/02                        94                          54                         41                          22
6/25/03                        94                          48                         34                          16
6/25/04                        93                          43                         29                          12
6/25/05                        92                          38                         24                           9
6/25/06                        91                          34                         20                           0
6/25/07                        90                          30                         17                           0
6/25/08                        89                          27                         14                           0
6/25/09                        87                          24                         12                           0
6/25/10                        86                          21                         10                           0
6/25/11                        84                          19                          0                           0
6/25/12                        82                          16                          0                           0
6/25/13                        80                          14                          0                           0
6/25/14                        77                          13                          0                           0
6/25/15                        74                          11                          0                           0
6/25/16                        71                           9                          0                           0
6/25/17                        68                           8                          0                           0
6/25/18                        64                           0                          0                           0
6/25/19                        59                           0                          0                           0
6/25/20                        54                           0                          0                           0
6/25/21                        48                           0                          0                           0
6/25/22                        42                           0                          0                           0
6/25/23                        35                           0                          0                           0
6/25/24                        27                           0                          0                           0
6/25/25                        19                           0                          0                           0
6/25/26                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                    21.41                        7.58                       5.16                        3.00

Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       PPM 120.00                 PPM 140.00                  PPM 150.00                 PPM 200.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call YES         _optional Call YES          _optional Call YES         _optional Call YES
Prepay       CPR 30.00                  CPR 35.00                   CPR 40.00                  CPR 50.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        67                          62                         57                          47
6/25/99                        45                          39                         33                          22
6/25/00                        32                          25                         20                          12
6/25/01                        22                          16                         12                           0
6/25/02                        15                          11                          0                           0
6/25/03                        11                           0                          0                           0
6/25/04                         0                           0                          0                           0
6/25/05                         0                           0                          0                           0
6/25/06                         0                           0                          0                           0
6/25/07                         0                           0                          0                           0
6/25/08                         0                           0                          0                           0
6/25/09                         0                           0                          0                           0
6/25/10                         0                           0                          0                           0
6/25/11                         0                           0                          0                           0
6/25/12                         0                           0                          0                           0
6/25/13                         0                           0                          0                           0
6/25/14                         0                           0                          0                           0
6/25/15                         0                           0                          0                           0
6/25/16                         0                           0                          0                           0
6/25/17                         0                           0                          0                           0
6/25/18                         0                           0                          0                           0
6/25/19                         0                           0                          0                           0
6/25/20                         0                           0                          0                           0
6/25/21                         0                           0                          0                           0
6/25/22                         0                           0                          0                           0
6/25/23                         0                           0                          0                           0
6/25/24                         0                           0                          0                           0
6/25/25                         0                           0                          0                           0
6/25/26                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                     2.44                        2.04                       1.73                        1.28

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------------------------------------------
Ocwen Mortgage Loan Asset Backed Certificates         Series 1997-1 (Computational Materials)          Class
A-1
====================================================================================================================
Current Balance           $17,727,000.00             Original Balance          $17,727,000.00
Factor                    1.00000000                 Delay                     24
Payment Frequency         Monthly                    Coupon                    7.0500
--------------------------------------------------------------------------------------------------------------------
Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 0.00                   PPM 25.00                   PPM 50.00                  PPM 100.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 0.00                   CPR 10.00                   CPR 15.00                  CPR 25.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        97                          93                         90                          83
6/25/99                        96                          88                         80                          65
6/25/00                        95                          83                         71                          51
6/25/01                        94                          77                         63                          40
6/25/02                        93                          73                         56                          32
6/25/03                        92                          68                         49                          25
6/25/04                        90                          63                         44                          20
6/25/05                        89                          59                         39                          16
6/25/06                        87                          55                         34                          12
6/25/07                        85                          51                         30                          10
6/25/08                        83                          47                         26                           7
6/25/09                        80                          43                         23                           6
6/25/10                        78                          40                         20                           4
6/25/11                        74                          36                         17                           3
6/25/12                        71                          33                         15                           2
6/25/13                        68                          30                         13                           2
6/25/14                        66                          28                         11                           1
6/25/15                        63                          25                         10                           1
6/25/16                        60                          23                          8                           0
6/25/17                        57                          21                          7                           0
6/25/18                        53                          18                          6                           0
6/25/19                        49                          16                          5                           0
6/25/20                        45                          14                          4                           0
6/25/21                        40                          12                          3                           0
6/25/22                        35                          10                          2                           0
6/25/23                        29                           8                          2                           0
6/25/24                        23                           6                          1                           0
6/25/25                        15                           3                          0                           0
6/25/26                         7                           1                          0                           0
4/25/27                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                    19.69                       11.76                       7.80                        4.33

Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       PPM 120.00                 PPM 140.00                  PPM 150.00                 PPM 200.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 30.00                  CPR 35.00                   CPR 40.00                  CPR 50.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        80                          77                         75                          68
6/25/99                        59                          54                         52                          39
6/25/00                        44                          38                         36                          24
6/25/01                        33                          27                         25                          14
6/25/02                        25                          19                         17                           8
6/25/03                        19                          14                         12                           5
6/25/04                        14                          10                          8                           3
6/25/05                        10                           7                          5                           1
6/25/06                         8                           5                          4                           1
6/25/07                         6                           3                          2                           0
6/25/08                         4                           2                          1                           0
6/25/09                         3                           1                          1                           0
6/25/10                         2                           1                          0                           0
6/25/11                         1                           0                          0                           0
6/25/12                         1                           0                          0                           0
6/25/13                         0                           0                          0                           0
6/25/14                         0                           0                          0                           0
6/25/15                         0                           0                          0                           0
6/25/16                         0                           0                          0                           0
6/25/17                         0                           0                          0                           0
6/25/18                         0                           0                          0                           0
6/25/19                         0                           0                          0                           0
6/25/20                         0                           0                          0                           0
6/25/21                         0                           0                          0                           0
6/25/22                         0                           0                          0                           0
6/25/23                         0                           0                          0                           0
6/25/24                         0                           0                          0                           0
6/25/25                         0                           0                          0                           0
6/25/26                         0                           0                          0                           0
4/25/27                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                     3.63                        3.11                       2.90                        2.15

                                                                  MORGAN STANLEY

====================================================================================================================
Ocwen Mortgage Loan Asset Backed Certificates         Series 1997-1 (Computational Materials)          Class
A-1
--------------------------------------------------------------------------------------------------------------------
Current Balance           $87,118,000.00             Original Balance          $87,118,000.00
Factor                    1.00000000                 Delay                     0
Payment Frequency         Monthly                    Coupon                    _1 month libor + 0.2300 (40.0000
                                                                               Cap, 0.2300 Floor)
--------------------------------------------------------------------------------------------------------------------
Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 0.00                   PPM 25.00                   PPM 50.00                  PPM 100.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 0.00                   CPR 10.00                   CPR 15.00                  CPR 25.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        96                          87                         82                          72
6/25/99                        96                          77                         68                          53
6/25/00                        95                          69                         57                          39
6/25/01                        95                          61                         48                          29
6/25/02                        94                          54                         41                          22
6/25/03                        94                          48                         34                          16
6/25/04                        93                          43                         29                          12
6/25/05                        92                          38                         24                           9
6/25/06                        91                          34                         20                           7
6/25/07                        90                          30                         17                           5
6/25/08                        89                          27                         14                           3
6/25/09                        87                          24                         12                           2
6/25/10                        86                          21                         10                           2
6/25/11                        84                          19                          8                           1
6/25/12                        82                          16                          7                           1
6/25/13                        80                          14                          6                           0
6/25/14                        77                          13                          5                           0
6/25/15                        74                          11                          4                           0
6/25/16                        71                           9                          3                           0
6/25/17                        68                           8                          2                           0
6/25/18                        64                           7                          2                           0
6/25/19                        59                           6                          1                           0
6/25/20                        54                           5                          1                           0
6/25/21                        48                           4                          1                           0
6/25/22                        42                           3                          0                           0
6/25/23                        35                           2                          0                           0
6/25/24                        27                           1                          0                           0
6/25/25                        19                           1                          0                           0
6/25/26                         9                           0                          0                           0
4/25/27                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                    21.45                        7.85                       5.49                        3.23

Condition    _group -- II               _group -- II                _group -- II               _group -- II
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       PPM 120.00                 PPM 140.00                  PPM 150.00                 PPM 200.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
Condition    Other                      Other                       Other                      Other
Trigger      _optional Call NO          _optional Call NO           _optional Call NO          _optional Call NO
Prepay       CPR 30.00                  CPR 35.00                   CPR 40.00                  CPR 50.00
Index        6 Month Libor 5.87500      6 Month Libor 5.87500       6 Month Libor 5.87500      6 Month Libor 5.87500
             1 Month Libor 5.68750      1 Month Libor 5.68750       1 Month Libor 5.68750      1 Month Libor 5.68750
--------------------------------------------------------------------------------------------------------------------
6/25/97                       100                         100                        100                         100
6/25/98                        67                          62                         57                          47
6/25/99                        45                          39                         33                          22
6/25/00                        32                          25                         20                          12
6/25/01                        22                          16                         12                           6
6/25/02                        15                          11                          7                           3
6/25/03                        11                           7                          4                           1
6/25/04                         7                           4                          2                           0
6/25/05                         5                           3                          1                           0
6/25/06                         3                           1                          0                           0
6/25/07                         2                           1                          0                           0
6/25/08                         1                           0                          0                           0
6/25/09                         1                           0                          0                           0
6/25/10                         0                           0                          0                           0
6/25/11                         0                           0                          0                           0
6/25/12                         0                           0                          0                           0
6/25/13                         0                           0                          0                           0
6/25/14                         0                           0                          0                           0
6/25/15                         0                           0                          0                           0
6/25/16                         0                           0                          0                           0
6/25/17                         0                           0                          0                           0
6/25/18                         0                           0                          0                           0
6/25/19                         0                           0                          0                           0
6/25/20                         0                           0                          0                           0
6/25/21                         0                           0                          0                           0
6/25/22                         0                           0                          0                           0
6/25/23                         0                           0                          0                           0
6/25/24                         0                           0                          0                           0
6/25/25                         0                           0                          0                           0
6/25/26                         0                           0                          0                           0
4/25/27                         0                           0                          0                           0
6/25/27                         0                           0                          0                           0
--------------------------------------------------------------------------------------------------------------------
Avg Life                     2.63                        2.19                       1.85                        1.37